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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 27, 2006

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

             New York                 000-6620              16-0928561
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  (State or Other Jurisdiction      (Commission         (I.R.S. Employer
         of Incorporation)          File Number)       Identification No.)

   6635 Kirkville Road, East Syracuse, New York                13057
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     (Address of Principal Executive Offices)                (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02(a). NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On December 1, 2006, Anaren, Inc. (the "the Company") announced via press release that due to a programming error, its inventory and pretax income was overstated for the first quarter of fiscal year 2007 ended September 30, 2006, and therefore previously issued financial statements for the first quarter should no longer be relied upon. Management of the Company initially reached this conclusion on November 27, 2006, has presented its preliminary findings to the Company's audit committee and, in consultation with the audit committee, will be continuing its review of the Company's accounting for inventory. Management has also notified its independent registered public accounting firm, KPMG LLP regarding this matter. As soon as practicable following the completion of its review, the Company intends to announce its final conclusions regarding this inventory valuation issue and, if necessary, file any required amendments to its filings with the Securities and Exchange Commission.

The full text of the Company's press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (d)     Exhibits.

              99.1   Press Release of Anaren, Inc. dated December 1, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ANAREN, INC.


Date: December 1, 2006                           By:  /s/ Lawrence A. Sala
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                                                      Lawrence A. Sala
                                                      President and
                                                      Chief Executive Officer